UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 10, 2025

Better Home & Finance Holding Company
(Exact name of registrant as specified in its charter)

Delaware	001-40143	93-3029990
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1 World Trade Center
285 Fulton St., 80th Floor Suite A
New York,	New York	10007
(Address of principal executive offices) (Zip Code)
(415) 523-8837
Registrant’s telephone number, including area code
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	BETR	The Nasdaq Stock Market LLC
Warrants to purchase shares of Class A common stock	BETRW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
On June 10, 2025, Better Home & Finance Holding Company (the “Company”) held its 2025 Annual Meeting of Stockholders (the “2025 Annual Meeting”). At the 2025 Annual Meeting, holders of a majority of the voting power of the shares of the Company’s Class A common stock and Class B common stock outstanding as of the April 30, 2025 record date were present in person or by remote communication, or represented by proxy. The following are the voting results for the proposals considered and voted upon at the 2025 Annual Meeting, each of which are described in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 30, 2025.

1.Election of Directors. The nominees named below were elected to serve as directors for a term expiring at the next annual meeting of stockholders of the Company and until their successors are elected and qualified or until their death, resignation or removal. The voting results for each of the nominees are as follows:

Nominees	Votes For	Votes Against	Abstentions	Broker Non-Votes
Harit Talwar	5,374,377	811,611	427	3,830,781
Vishal Garg	6,163,485	21,792	1,138	3,830,781
Michael Farello	6,172,600	13,241	574	3,830,781
Arnaud Massenet	5,466,965	718,184	1,266	3,830,781
Prabhu Narasimhan	5,412,794	772,355	1,266	3,830,781
Steven Sarracino	5,474,396	711,417	602	3,830,781

2. Ratification of Appointment of Independent Registered Public Accounting Firm. A proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2025 was approved, and the voting results are as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
6,605,128	3,406,552	5,516	—

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BETTER HOME & FINANCE HOLDING COMPANY

Date: June 16, 2025	By:	/s/ Kevin Ryan
	Name:	Kevin Ryan
	Title:	Chief Financial Officer